The Olstein Strategic Opportunities Fund
Schedule of Investments
as of March 31, 2024 (Unaudited)

COMMON STOCKS - 95.2%	Shares	Value
Auto Components - 2.2%
Miller Industries, Inc.	39,000	$1,953,900

Auto Manufacturers - 3.9%
Blue Bird Corporation (a)	92,000	3,527,280

Automobiles - 1.5%
Winnebago Industries, Inc. (b)	17,500	1,295,000

Banks - 2.4%
First Hawaiian, Inc.	98,000	2,152,080

Commercial Banks - 7.7%
Citizens Financial Group, Inc.	80,783	2,931,615
Home BancShares, Inc. (b)	87,000	2,137,590
Prosperity Bancshares, Inc.	28,000	1,841,840
		6,911,045

Commercial Services & Supplies - 7.9%
ABM Industries, Inc.	64,000	2,855,680
Brady Corporation - Class A	37,000	2,193,360
Korn Ferry	30,586	2,011,335
		7,060,375

Diversified Financial Services - 2.9%
Invesco Ltd.	155,950	2,587,211

Electronic Equipment, Instruments & Components - 4.4%
Vishay Intertechnology, Inc.(b)	104,000	2,358,720
Vontier Corp.	34,900	1,583,064
		3,941,784

Electronics - 3.8%
Sensata Technologies Holding PLC	94,500	3,471,930

Entertainment - 1.7%
Warner Bros Discovery, Inc.(a)(b)	175,200	1,529,496

Health Care Equipment & Supplies - 2.1%
Zimmer Biomet Holdings, Inc.(b)	14,400	1,900,512

Health Care Products - 3.9%
Integra LifeSciences Holdings Corporation(a)(b)	100,000	3,545,000

Hotels, Restaurants & Leisure - 2.5%
Denny's Corporation(a)	252,413	2,261,621

Household Durables - 6.7%
Central Garden & Pet Company - Class A(a)	83,000	3,064,360
Mohawk Industries, Inc.(a)	22,750	2,977,747
		6,042,107

Household Products - 2.2%
Reynolds Consumer Products, Inc.	71,050	2,029,188

Industrial Equipment Wholesale - 3.3%
WESCO International, Inc.	17,450	2,988,836

Leisure Products - 2.6%
Johnson Outdoors, Inc. - Class A(b)	51,000	2,351,610

Machinery - 13.8%
Douglas Dynamics, Inc.	44,000	1,061,280
Gates Industrial Corporation PLC(a)	204,000	3,612,840
Graham Corporation(a)	48,000	1,309,440
Middleby Corporation(a)	9,000	1,447,110
Shyft Group, Inc.	285,000	3,539,700
Timken Company	17,000	1,486,310
		12,456,680

Materials - 1.5%
Axalta Coating Systems Ltd.(a)	40,200	1,382,478

Pharmaceuticals - 3.1%
Prestige Consumer Healthcare, Inc.(a)(b)	39,000	2,829,840

Professional Services - 1.0%
First Advantage Corp.(b)	57,000	924,540

Real Estate Management & Development - 5.2%
Cushman & Wakefield PLC(a)	233,000	2,437,180
Jones Lang LaSalle, Inc.(a)	11,680	2,278,651
		4,715,831

Restaurants - 5.0%
Cracker Barrel Old Country Store, Inc.(b)	20,004	1,454,891
Dine Brands Global, Inc.	66,400	3,086,272
		4,541,163

Semiconductors & Semiconductor Equipment - 2.6%
Kulicke and Soffa Industries, Inc.	47,000	2,364,570

Transportation Equipment - 1.3%
Wabash National Corporation(b)	38,000	1,137,720
TOTAL COMMON STOCKS (Cost $76,524,836)		85,901,796

SHORT-TERM INVESTMENTS - 13.0%
Investments Purchased with Proceeds from Securities Lending - 13.0%	Shares
Mount Vernon Liquid Assets Portfolio, LLC, 5.44%(c)	11,722,642	11,722,642
TOTAL SHORT-TERM INVESTMENTS (Cost $11,722,642)		11,722,642

TOTAL INVESTMENTS - 108.2% (Cost $88,247,478)		$97,624,438
Money Market Deposit Account - 4.2%(d)		3,798,020
Liabilities in Excess of Other Assets - (12.4)%		(11,222,257)
TOTAL NET ASSETS - 100.0%		$90,200,201

Percentages are stated as a percent of net assets.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)	All or a portion of this security is on loan as of March 31, 2024. The total market value of these securities was $11,498,702 which represented 12.7% of net assets.
(c)	The rate shown represents the 7-day effective yield as of March 31, 2024.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of March 31, 2024 was 5.17%.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types.  These inputs are summarized in the three broad Levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of March 31, 2024:

The Olstein Strategic Opportunities Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$85,901,796	–	–	$85,901,796
Investments Purchased with Proceeds from Securities Lending (a)	11,722,642	–	–	11,722,642
Total Assets	$97,624,438	–	–	$97,624,438

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Refer to the Schedule of Investments for industry classifications.